33-8746
                                                                         497(e)

                             THE TOCQUEVILLE TRUST

                        SUPPLEMENT DATED JANUARY 21, 2000
                      TO PROSPECTUS DATED FEBRUARY 28, 1999

1. Effective February 1, 2000 each Fund's sales charge will be eliminated. Accordingly, the fee table on page 9 is revised to reflect that, effective February 1, 2000, there is no sales charge imposed on purchases and page 17 is revised to delete the section "How the Funds Calculate Sales Charges."

2. At a meeting of the Board of Trustees of The Tocqueville Trust held on December 14, 1999, management proposed, and the Trustees approved, changes to the Funds' Investment Advisory Agreements and Rule 12b-1 Plans, to take effect upon approval by shareholders. With respect to the Investment Advisory Agreements, changes to the fee breakpoints were approved as follows:

               (1)      The Tocqueville Fund and The Tocqueville Small Cap Value
               Fund: an annual rate of .75% on the first $500 million of average daily net assets of each Fund; and .65% of average daily net assets in excess of $500 million; and

               (2) The Tocqueville International Value Fund: an annual rate of 1.00% on the first $500 million of average daily net assets of the Fund; .75% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .65% of average daily net assets in excess of $1 billion.

        Currently the Funds' Rule 12b-1 Plans are "reimbursement" plans which provide that each Fund may incur distribution expenses related to the sale of its shares of up to .25% per annum of a Fund's average daily net assets. In addition, the Distributor may carry forward and be reimbursed for amounts incurred, but not paid, in prior years. At the board meeting, the Trustees approved amending the Rule 12b-1 Plans to allow for distribution and service payments of up to .25% per annum of a Fund's average daily net assets. It is anticipated that a meeting of shareholders will be held on or about February 24, 2000.



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